                                                                                                                          Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

        In  connection  with the  accompanying  Annual  Report  on Form  10-KSB of IBSG  International,  Inc. for the year ended  December 31, 2003, I, Geoffrey
Birch,  Treasurer,  Chief Financial  Officer , hereby  certifies  pursuant to 18
U.S.C.  Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley
Act of 2002, to the best of my knowledge and belief, that:

    1.   Such Annual Report on Form 10-KSB for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

    2. The  information  contained in such Annual  Report on Form 10-KSB for the year ended December 31, 2003, 2 fairly presents,  in all material respects,  the financial condition and results of operations of IBSG International,  Inc.

 Date:March 30, 2004

/s/ Geoffrey Birch

Treasurer and Chief Financial  Officer